SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): September 12, 2002

                                    LBP, INC.

Delaware                                  0-24094                 13-3764357
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

     200 Mamaroneck Avenue, White Plains, New York                      10601
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (914) 421-2545

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 5. Other Events.

            a) Reference is made to the press release issued on September 12, 2002, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits

            b)    Exhibits

                  99    Press Release dated September 12, 2002

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LBP, INC.

                                       (Registrant)


                                       By: /s/ Leigh J. Abrams
                                          --------------------------------------
                                           Leigh J. Abrams
                                           President and Chief Executive Officer

Dated: September 13, 2002


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